Exhibit 10(e)
       1.

                        AMENDMENT TO
             THE BANK OF NEW YORK COMPANY, INC.
                     EXCESS BENEFIT PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Benefit Plan (the "Excess Benefit Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 17 of the Excess Benefit Plan provides that the Compensation Committee of the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Benefit Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Compensation Committee desires to amend the Excess Benefit Plan;
          NOW, THEREFORE, the Excess Benefit Plan is hereby amended in the following respects, effective as of January 1, 1994:
          1. Section 9 of the Excess Benefit Plan is amended in its entirety to read as follows:
          9. Purpose. The purpose of Part II of the Plan is to provide employees of the Company with retirement benefits which would have been provided under the Retirement Plan except for the limitations imposed by
     Section 401(a)(17) of the Code.

          2. Section 10 of the Excess Benefit Plan is amended by amending the first sentence thereof to read as follows:
     Each employee of The Bank of New York who is a participant in the Retirement Plan shall be a Participant in Part II of the Plan.

       2.

          IN WITNESS WHEREOF, The Bank of New York Company,
Inc. has caused this Amendment to be executed by its duly authorized officers this 23rd day of February, 1994.

                              \s\ Alan R. Griffith
                              ______________________________
ATTEST:

\s\ Jacqueline R. McSwiggan
____________________________
     Assistant Secretary




       3.

                        AMENDMENT TO
             THE BANK OF NEW YORK COMPANY, INC.
                     EXCESS BENEFIT PLAN


          WHEREAS, The Bank of New York Company, Inc. Excess Benefit Plan (the "Excess Benefit Plan") was amended and restated, effective as of July 10, 1990; and
          WHEREAS, Section 17 of the Excess Benefit Plan provides that the Board of Directors of The Bank of New York Company, Inc. may amend the Excess Benefit Plan at any time, except in certain respects not material hereto; and
          WHEREAS, the Board of Directors desires to amend the Excess Benefit Plan;
          NOW, THEREFORE, the Excess Benefit Plan is hereby amended in the following respects, effective as of February 1, 1993:
          1. Section 2 of the Excess Benefit Plan is amended by amending the last sentence thereof to read as follows:
     Notwithstanding the foregoing, no employee shall be a Participant in Part I of the Plan if he is eligible for benefits under (i) the Excess Benefit Plan of Irving Bank Corporation and Affiliated Companies, or (ii) the Preservation of Benefits Plan of National Community Bank of New Jersey.

       4.

          2. Section 10 of the Excess Benefit Plan is amended by amending the last sentence thereof to read as follows:
     Notwithstanding the foregoing, no employee shall be a Participant in Part II of the Plan if he is eligible for benefits under (i) the Excess Benefit Plan of Irving Bank Corporation and Affiliated Companies, or (ii) the Preservation of Benefits Plan of National Community Bank of New Jersey.


          IN WITNESS WHEREOF, The Bank of New York Company,
Inc. has caused this Amendment to be executed by its duly authorized officers this 9th day of November, 1993.

                              \s\ Alan R. Griffith
                              ______________________________
ATTEST:

\s\ Jacqueline R. McSwiggan
____________________________
     Assistant Secretary